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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Federated Department Stores, Inc.:

        We consent to the use of our reports incorported herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                          KPMG Peat Marwick LLP


Cincinnati, Ohio
June 28, 1995